FORM OF NONQUALIFIED STOCK OPTION NOTICE AND AGREEMENT              EXHIBIT 10.2

                                (BOB EVANS LOGO)

                 NONQUALIFIED STOCK OPTION NOTICE AND AGREEMENT

BOB EVANS FARMS, INC.    OPTIONEE:       OPTION NUMBER:

ID: 31-4421866           ADDRESS:        PLAN:  FIRST AMENDED AND RESTATED 1998
                                                STOCK OPTION AND INCENTIVE PLAN

3776 SOUTH HIGH STREET                   ID:
COLUMBUS, OH 43207


         EFFECTIVE    , YOU HAVE BEEN GRANTED A NONQUALIFIED STOCK OPTION TO BUY
               SHARES OF COMMON STOCK, PAR VALUE $0.01 PER SHARE, OF BOB EVANS
         FARMS, INC. AT AN EXERCISE PRICE OF $          FOR EACH SHARE.

         THE TOTAL EXERCISE PRICE FOR THE SHARES SUBJECT TO THIS NONQUALIFIED
         STOCK OPTION IS $            .

         THIS NONQUALIFIED STOCK OPTION WILL VEST AND BECOME EXERCISABLE OVER A PERIOD OF THREE YEARS ACCORDING TO THE FOLLOWING SCHEDULE:

                Vesting Date                       Number of Shares


                                              BOB EVANS FARMS, INC.


                                              BY:_______________________________
                                                 STEWART K. OWENS
                                                 CHAIRMAN AND CHIEF
                                                 EXECUTIVE OFFICER
                                                 DATE: [INSERT DATE]

THIS NONQUALIFIED STOCK OPTION NOTICE AND AGREEMENT IS NOT A STOCK CERTIFICATE OR A NEGOTIABLE INSTRUMENT. THE STOCK OPTION REPRESENTED BY THIS NONQUALIFIED STOCK OPTION NOTICE AND AGREEMENT IS NON-TRANSFERABLE.

BY YOUR RECEIPT OF THIS NONQUALIFIED STOCK OPTION NOTICE AND AGREEMENT, YOU AND THE COMPANY AGREE THAT THIS NONQUALIFIED STOCK OPTION IS GRANTED UNDER AND GOVERNED BY THE TERMS AND CONDITIONS OF THE BOB EVANS FARMS, INC. FIRST AMENDED AND RESTATED 1998 STOCK OPTION AND INCENTIVE PLAN, INCLUDING THE TERMS AND CONDITIONS SET FORTH ON THE REVERSE SIDE OF THIS NONQUALIFIED STOCK OPTION NOTICE AND AGREEMENT.

                              BOB EVANS FARMS, INC.
                           FIRST AMENDED AND RESTATED
                      1998 STOCK OPTION AND INCENTIVE PLAN
                 NONQUALIFIED STOCK OPTION NOTICE AND AGREEMENT

BOB EVANS FARMS, INC. (THE "COMPANY") IS PLEASED TO INFORM YOU THAT YOU HAVE BEEN GRANTED A NONQUALIFIED STOCK OPTION ("OPTION") TO PURCHASE SHARES OF COMMON STOCK, PAR VALUE $0.01, OF THE COMPANY ("SHARES"). YOUR OPTION HAS BEEN AWARDED UNDER THE BOB EVANS FARMS, INC. FIRST AMENDED AND RESTATED 1998 STOCK OPTION AND INCENTIVE PLAN (THE "PLAN"), WHICH, TOGETHER WITH THIS NONQUALIFIED STOCK OPTION NOTICE AND AGREEMENT ("AGREEMENT"), SETS FORTH THE TERMS AND CONDITIONS OF THIS OPTION AND IS INCORPORATED BY REFERENCE INTO THIS AGREEMENT. A PROSPECTUS DESCRIBING THE PLAN IN MORE DETAIL [HAS BEEN DELIVERED TO YOU] OR [ACCOMPANIES THIS AGREEMENT]. COPIES OF THE PLAN AND THE PROSPECTUS ARE ALSO AVAILABLE THROUGH OUR HUMAN RESOURCES DEPARTMENT. THE PLAN AND THE PROSPECTUS CONTAIN IMPORTANT INFORMATION AND WE URGE YOU TO REVIEW THEM CAREFULLY.

OPTION INFORMATION:

Optionee:                       [Insert Name]

Grant Date:                     [Insert grant date]

Shares Subject to the Option    [Insert Number]

Exercise Price:                 [Insert Exercise Price] per Share

Last Exercise Date:             [Insert Expiration Date]

VESTING: You may not exercise this Option until the Option has vested. The Option will vest and become exercisable according to the following schedule with respect to each installment of Shares:

        Vesting Date                Number of Shares
--------------------------   ------------------------------

--------------------------   ------------------------------

--------------------------   ------------------------------

--------------------------   ------------------------------

This vesting schedule may be affected if (1) you die, (2) you retire, (3) your employment with the Company is terminated or (4) there is a change in control of the Company, as explained later in this Agreement.

OPTION TERM: You must exercise this Option before the Last Exercise Date, or an earlier date if you die or retire, if your employment with the Company is terminated, or if there is a change in control of the Company (as explained later this Agreement). After that time, this Option will become null and void.

EXERCISE: Exercising this Option means that you exchange this Option for a number of Shares by purchasing each Share that you wish to buy at the Exercise Price. You can only buy the number of Shares as to which the Option has vested on the exercise date. For example, if you were to receive an option to buy 200 Shares that vests in two annual installments of 100 Shares, you can buy up to 100 Shares on or after the first vesting date. You cannot buy the remaining 100 Shares until on or after the second vesting date. The number of Shares you may purchase on any date cannot exceed the total number of Shares as to which the Option is vested by that date, less any Shares you previously acquired by exercising this Option.

To exercise this Option, you must deliver to the Company (1) a written notice that states the number of Shares you wish to buy and (2) the Purchase Price. The Purchase Price is the Exercise Price multiplied by the number of Shares you are buying. You may pay the Purchase Price in one of the following ways:

(1) Cash: Deliver cash, a cashier's check or a personal check to the Company in the amount of the Purchase Price.

(2) Swap/Stock-for-Stock Exercise: Deliver to the Company Shares that you already own which have a Fair Market Value equal to the Purchase Price. The "Fair Market Value" of the Company's Shares, on any given date, is the last reported sale price of the Shares on NASDAQ.

(3) Broker Assisted Exercise: Authorize a broker to sell some or all of the Shares to be acquired through the exercise of the Option and instruct the broker to pay the Company the portion of the sale proceeds equal to the Purchase Price and to pay you any sale proceeds remaining after paying the Purchase Price and the broker's fee.

TAX WITHHOLDING: The Company must withhold federal, state and local taxes in connection with the exercise of this Option and the Company has the right to require these payments from you. The Company permits you to make these payments
(1) in cash (including cash resulting from a broker assisted exercise), (2) by having the Company withhold from the Shares you are to receive upon exercise a number of Shares having a Fair Market Value equal to the payment due, or (3) delivering Shares to the Company that you already own which have a Fair Market Value equal to the payment due. You must select one of these alternatives when you exercise this Option.

EXERCISE FOLLOWING RETIREMENT, DEATH, DISABILITY, TERMINATION OF EMPLOYMENT OR A CHANGE IN CONTROL OF THE COMPANY:

Retirement (minimum age 55): If you retire, this Option will vest immediately and become fully exercisable. You must exercise this Option by the Last Exercise Date.

Death: If you die while employed by the Company, the unvested portion of this Option will be cancelled. The legal representative of your estate must exercise the vested portion of this Option by the Last Exercise Date or within one year of the date of your death, whichever is earlier.

Disability: If your employment with the Company is terminated because you become disabled, the unvested portion of this Option will be cancelled. You must exercise the vested portion of this Option by the Last Exercise Date or within one year of the date of your termination of employment, whichever is earlier.

Termination of Employment: If you voluntarily terminate your employment with the Company, the unvested portion of this Option will be cancelled. You must exercise the vested portion of this Option by the Last Exercise Date or within 90 days following the date you notify the Company of your intention to terminate your employment, whichever is earlier. If your employment with the Company is terminated by the Company for "cause" (as defined in the Plan), this Option will be cancelled immediately (both the vested and unvested portions).

Change in Control of the Company: This Option will vest immediately and become fully exercisable if, within 36 months after a change in control of the Company, the Plan is terminated and not replaced simultaneously with a similar program providing comparable benefits. A "change in control" is defined in the Plan.

RESTRICTIONS ON TRANSFER OF OPTION: You may not assign, alienate, pledge, sell or otherwise transfer this Option, and any purported transfer will be void and unenforceable against the Company. Notwithstanding this prohibition, this Option may be transferred by will or by the laws of descent and distribution. During your lifetime, this Option may be exercised only by you or your guardian or legal representative.

TAX CONSEQUENCES: This brief discussion of the federal tax rules that affect this Option is provided as general information (not as personal tax advice) and is based on the Company's understanding of federal tax laws and regulations in effect as of the Grant Date. YOU SHOULD CONSULT WITH A TAX OR FINANCIAL ADVISER TO ENSURE YOU FULLY UNDERSTAND THE TAX RAMIFICATIONS OF YOUR OPTION.

You will not be required to pay ordinary income taxes on the value of this Option when it is issued or when it becomes exercisable. However, you will be required to pay federal, state and local taxes when you exercise this Option. The amount taxed is the difference between the Fair Market Vale of each Share you buy when you exercise this Option minus the Exercise Price for each Share you buy, multiplied by the number of Shares you buy. The Company must withhold these taxes (see discussion of "Tax Withholding"). When you sell your Shares, the difference between their Fair Market Value when sold and the Exercise Price will be taxed as a long term capital gain (or loss), if you sell the Shares more than one year after you exercise the Option, or as a short term capital gain (or loss), if you sell the Shares one year or less after you exercise the Option.

PLAN CONTROLS: THE COMPANY HAS DEVELOPED THE PLAN TO ENCOURAGE YOUR CONTINUED EFFORT AND COMMITMENT TO THE COMPANY. THE TERMS CONTAINED IN THE PLAN ARE INCORPORATED INTO AND MADE A PART OF THIS AGREEMENT AND THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE TERMS OF THE PLAN. IN THE EVENT OF ANY ACTUAL OR ALLEGED CONFLICT BETWEEN THE TERMS OF THE PLAN AND TERMS OF THIS AGREEMENT, THE TERMS OF THE PLAN SHALL BE CONTROLLING AND DETERMINATIVE.

OPTIONS AS AN INVESTMENT: DECIDING WHETHER AND WHEN TO EXERCISE THIS OPTION IS AN IMPORTANT INVESTMENT DECISION. THE VALUE OF THIS OPTION IS THE DIFFERENCE BETWEEN THE EXERCISE PRICE AND THE FAIR MARKET VALUE OF SHARES ON THE EXERCISE DATE. IF THE FAIR MARKET VALUE OF THE SHARES RISES, YOU MAY REALIZE A GAIN. HOWEVER, THERE IS NO GUARANTEE THAT THE VALUE OF THE SHARES WILL RISE. IF THE FAIR MARKET VALUE OF THE SHARES DECLINES, YOU MAY LOSE ALL OR SOME OF YOUR INVESTMENT.

NO RIGHTS AS A STOCKHOLDER: YOU SHALL NOT HAVE ANY RIGHTS AS A STOCKHOLDER OF THE COMPANY WITH RESPECT TO ANY OF THE SHARES SUBJECT TO THIS OPTION UNTIL YOU EXERCISE THE OPTION AND THE COMPANY ISSUES A CERTIFICATE TO YOU EVIDENCING SUCH SHARES.

SECTION 16 OFFICERS AND AFFILIATES: IF YOU ARE AN EXECUTIVE OFFICER OF THE COMPANY SUBJECT TO THE REQUIREMENTS OF SECTION 16 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, YOU ARE RESPONSIBLE FOR ENSURING THAT ALL THE REQUIREMENTS OF SECTION 16 ARE MET, INCLUDING FILING NOTICES WITH THE SECURITIES AND EXCHANGE COMMISSION ON FORM 4 WHEN YOU RECEIVE AND WHEN YOU EXERCISE THIS OPTION. ADDITIONALLY, THE METHODS BY WHICH YOU MAY EXERCISE THIS OPTION MAY BE SUBJECT TO ADDITIONAL RESTRICTIONS UNDER THE FEDERAL SECURITIES LAWS. ALSO, CERTAIN RESTRICTIONS ARE IMPOSED BY THE FEDERAL SECURITIES LAWS ON THE RESALE OF SHARES ACQUIRED UNDER THE PLAN BY PERSONS DEEMED TO BE "AFFILIATES" OF THE COMPANY. AN "AFFILIATE" IS A PERSON WHO POSSESSES THE POWER (DIRECT OR INDIRECT) TO DIRECT OR CAUSE THE DIRECTION OF THE COMPANY'S MANAGEMENT OR POLICIES.